Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of December 21, 2015 (this “Amendment”), to the Second Amended and Restated Term Loan Agreement, dated as of August 25, 2014 and effective as of January 30, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Term Loan Agreement”) among ALBERTSON’S LLC, a Delaware limited liability company (“Parent Borrower”), ALBERTSON’S HOLDINGS LLC, SAFEWAY INC. (“Safeway”), the other co-borrowers party thereto (together with the Parent Borrower and Safeway, the “Borrowers” and each, a “Borrower”), the Guarantors party thereto, the parties thereto from time to time as lenders, whether by execution of the Term Loan Agreement or an Assignment and Acceptance (each individually, a “Lender” and collectively, “Lenders” as further defined in the Term Loan Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as administrative agent and collateral agent (in such capacity, “Agent” as further defined in the Term Loan Agreement).

W I T N E S S E T H

WHEREAS, pursuant to the Term Loan Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower;

WHEREAS, the Parent Borrower has hereby notified the Agent that it is requesting Incremental Term Loans pursuant to Section 2.8 of the Term Loan Agreement;

WHEREAS, pursuant to Section 2.8 of the Term Loan Agreement, the Parent Borrower may establish Incremental Term Loans by, among other things, entering into one or more Incremental Amendments pursuant to the terms and conditions of the Term Loan Agreement with Citibank, N.A., as the Incremental Term Lender, agreeing to provide such Incremental Term Loans;

WHEREAS, the Parent Borrower has requested the borrowing of $1,145,000,000 of Incremental Term Loans (the “Borrowing”) (i) to finance the repayment of the outstanding borrowings under that certain term loan agreement (the “NAI Credit Agreement”), dated as of June 27, 2014, by and among New Albertson’s, Inc. (“NAI”) (the “Refinancing”), Citibank, N.A., as administrative agent, and the other parties thereto (as amended, modified or supplemented from time to time, the “NAI Term Loan Facility”), (ii) to pay fees and expenses related to the foregoing and the Incremental Term Loans and (iii) for general corporate purposes;

WHEREAS, the Incremental Term Lender has agreed to make the Incremental Term Loans to the Borrowers on the effective date of this Amendment on the terms set forth herein;

WHEREAS, NAI will be a co-borrower of the Incremental Term Loans and will be deemed to be a “Borrower” for all purposes under the Term Loan Agreement (as amended);

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

For purposes of this Amendment No. 1, the following term shall have the meaning given to it below:

“Repricing Event” shall mean (i) any prepayment or repayment of Term B-5 Loans with the proceeds of, or any conversion of such Term B-5 Loans into, any new or replacement tranche of any new or additional term loans under the Term Loan Agreement that is broadly marketed or syndicated to banks and other institutional investors in similar financings (excluding indebtedness incurred in connection with a change of control or acquisition (or similar investment) not otherwise permitted under the Term Loan Agreement) and bearing interest at an effective interest rate less than the effective “yield” applicable to the Term B-5 Loans then in effect, and excluding for the avoidance of doubt, any prepayment or repayment of the Term B-5 Loans made with cash on hand or the proceeds of any revolving loans under the ABL Facility (as such term is defined in the Term Loan Agreement), and (ii) any amendment to the Term Loan Agreement that reduces the effective applicable margin for the Term B-5 Loans.

SECTION 2. Incremental Term Loans. (a) Subject to the terms and conditions set forth herein, on the date requested by the Borrowers (including, for the avoidance of doubt, NAI) to be the Amendment No. 1 Effective Date, the Incremental Term Lender agrees (i) that it shall be considered a Lender for all purposes under the Financing Agreements and agrees to be bound by the terms thereof and (ii) to make Incremental Term Loans to the Borrowers in a single borrowing on the date hereof in an aggregate amount not to exceed $1,145,000,000. The Incremental Term Loans will be a new tranche of loans under the Term Loan Agreement (such Loans, the “Term B-5 Loans” and the Incremental Term Lender providing such Term B-5 Loans, a “Term B-5 Lender”). The Borrowers shall use the proceeds of the Term B-5 Loans as set forth in the recitals to this Amendment. The Term B-5 Loans shall be on the same terms as the existing Term Loans under the Term Loan Agreement, except for the following terms:

(a) Amortization: On the last Business Day of each March, June, September and December, commencing on March 31, 2016, an aggregate amount equal to 0.25% of the aggregate principal amount of all Term B-5 Loans (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.3(b)). To the extent not previously paid, all Term B-5 Loans shall be due and payable on the Term B-5 Maturity Date (as defined below), together with accrued and unpaid interest on the principal amount to the date of payment.

(b) Base Rate: The Base Rate with respect to the Term B-5 Loans shall mean the Base Rate as defined in the Term Loan Agreement.

(c) LIBOR: The LIBOR rate with respect to the Term B-5 Loans shall mean LIBOR as defined in the Term Loan Agreement; provided that, with respect to the Term B-5 Loans, LIBOR will be deemed to be not less than 1.00% per annum.

(d) Applicable Margin: The Applicable Margin with respect to the Term B-5 Loans shall mean (i) 4.50% applicable to Term B-5 Loans that are Eurodollar Loans or (ii) 3.50% applicable to Term B-5 Loans that are Base Rate Loans.

(e) Closing Fee: The Term B-5 Loans will be issued to the Lenders participating in the Incremental Facility at a price of 99.00% of their principal amount.

(f) Optional Prepayment: If, on or prior to the date that is six months after the Amendment No. 1 Effective Date, the Borrowers effect an amendment of the Term Loan Agreement that results in a Repricing Event, the Borrowers shall pay to the Agent, for the ratable account of each Term B-5 Lender with outstanding Term B-5 Loans that are repaid, prepaid or amended pursuant to such Repricing Event, a fee equal to 1.0% of the aggregate principal amount of the affected Term B-5 Loans of such Term B-5 Lender outstanding immediately prior to the date of effectiveness of such Repricing Event.

(g) Term B-5 Maturity Date: December 21, 2022.

(h) Credit Agreement Governs: Except as set forth herein, the Term B-5 Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Term Loan Agreement and the other Financing Agreements and have terms identical to the existing Term Loans under the Term Loan Agreement and will constitute Term Loans for all purposes under the Term Loan Agreement. Each reference to a “Term Loan” or “Term Loans” in the Term Loan Agreement shall be deemed to include the Term B-5 Loans, each reference to “Lenders” shall be deemed to include the Term B-5 Lenders and other related terms will have correlative meanings mutatis mutandis.

(i) Availability: The full amount of the Term B-5 Loans must be drawn in a single drawing on the date hereof. Amounts borrowed hereunder that are repaid or prepaid may not be reborrowed.

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(a) Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party;

(b) Agent shall have received a counterpart of this Amendment, executed and delivered by the Term B-5 Lender;

(c) Agent shall have received a customary legal opinion (including no conflicts with all indentures and other material debt documents of the Parent Borrower and its subsidiaries) (A) from Schulte Roth & Zabel LLP, counsel to the Loan Parties, (B) from Greenberg Traurig LLP, California, Illinois, Massachusetts, and Texas counsel to the Loan Parties, (C) from Bodman PLC, Michigan counsel to the Loan Parties, (D) from Ice Miller, LLP, Indiana counsel to the Loan Parties, (E) from Petruccelli, Martin & Haddow LLP, Maine counsel to the Loan Parties, and (F) from Porter Wright Morris & Arthur LLP, Ohio counsel to the Loan Parties, in each case addressed to the Agent and the Term B-5 Lenders;

(d) Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a duly authorized officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 1 Effective Date or, if applicable, that no modifications have been made to such documents since January 30, 2015 or November 23, 2015, as applicable, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing the Amendment on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a duly authorized officer executing the certificate pursuant to clause (ii) above;

(e) Agent shall have received a certificate of an authorized officer of the Parent Borrower dated the Amendment No. 1 Effective Date certifying that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Financing Agreements shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Term Loan Agreement therein shall be deemed to be a reference to the Term Loan Agreement after giving effect to this Amendment; (ii) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (iii) no event shall have occurred and no condition shall exist that has or may be reasonably to be likely to have a Material Adverse Effect;

(f) The Parent Borrower shall have paid (or have caused to be paid), (a) to the Amendment No. 1 Arrangers (as defined below) in immediately available funds, all fees owing to the Amendment No. 1 Arrangers in connection with arranging Amendment No. 1 as separately agreed to in writing by New Holdings (as defined below) and the Amendment No. 1 Arrangers and (b) to the extent invoiced, all reasonable and documented out-of-pocket expenses of the Amendment No. 1 Arrangers and the Agent in connection with this Amendment and the transaction contemplated hereby (but limited, in the case of legal fees and expenses, to the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP);

(g) (i) Subject to subsection (e) above, the conditions precedent set forth in Section 4.2 of the Term Loan Agreement shall have been satisfied both before and after giving effect to the Borrowing and (ii) after giving effect to the establishment of the Term B-5 Loans, and the borrowings thereunder, on the Amendment No. 1 Effective Date, the Borrowers shall be in compliance with Section 2.8 of the Term Loan Agreement;

(h) Agent shall have received a solvency certificate signed by the Chief Financial Officer of New Holdings substantially in the form attached as Exhibit O to the Term Loan Agreement;

(i) Agent shall have received results of searches or other evidence reasonably satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Liens and Liens for which termination statements and releases, satisfactions and releases or subordination agreements satisfactory to the Agent are being tendered concurrently with the Amendment No. 1 Effective Date or other arrangements satisfactory to the Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made;

(j) Agent shall have received a Committed Loan Notice for the Term B-5 Loans;

(k) Agent shall have received, at least five (5) Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Lenders at least 10 days prior to the Amendment No. 1 Effective Date;

(l) Refinancing shall have been consummated with the proceeds from the Term B-5 Loans and Agent shall have received a payoff letter from the agent for the lenders under the NAI Credit Agreement, reasonably satisfactory in form and substance to the Agent evidencing that, upon receipt of any payments specified therein, the NAI Credit Agreement has been or concurrently with the Effective Date is being terminated, all obligations thereunder are being paid in full, and all Liens securing obligations under the NAI Credit Agreement have been or concurrently with the Effective Date are being released; and

(m) The Agent shall have received reasonable evidence of both (i) the merger of Albertson’s Holdings LLC with and into Albertsons Companies, LLC (“New Holdings”) and (ii) the merger of NAI Holdings LLC with and into New Holdings.

SECTION 4. Post-Closing Obligations. The Parent Borrower and New Holdings shall or shall cause to be delivered to the Agent within 180 days after the Amendment No. 1 Effective Date (or such later date as the Agent in its reasonable discretion may agree) each of the items listed on Schedule I attached hereto.

SECTION 5. Representations and Warranties. The Borrowers hereby represent and warrant (before and after giving effect to the Borrowing) that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Financing Agreements shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Term Loan Agreement therein shall be deemed to be a reference to the Term Loan Agreement after giving effect to this Amendment; (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) no event shall have occurred and no condition shall exist that has or may reasonably be likely to have a Material Adverse Effect.

SECTION 6. Extension of Loan. Subject to Section 3 above, the Term B-5 Lenders shall make the Term B-5 Loans available to the Parent Borrower on the date specified therefor in the related Committed Loan Notice in accordance with instructions provided by the Parent Borrower to (and reasonably acceptable to) the Agent.

SECTION 7. Effects on Financing Agreements. Except as specifically amended herein, all Financing Agreements shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Financing Agreements, nor constitute a waiver of any provision of the Financing Agreements.

SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 12.1 OF THE TERM LOAN AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 9. Financing Agreement. This Amendment shall constitute a “Financing Agreement” for all purposes of the Term Loan Agreement and the other Financing Agreements.

SECTION 10. Amendments; Execution in Counterparts; Notice. This Amendment shall not constitute an amendment of any other provision of the Term Loan Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Agent. Except as expressly amended hereby, the provisions of the Term Loan Agreement are and shall remain in full force and effect.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 12. Roles. It is agreed that each of Credit Suisse Secuirties (USA) LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as joint lead arrangers and joint lead bookrunners for the Incremental Term Loans (collectively, the “Amendment No. 1 Arrangers”). Parties hereto agree that Section 12.5 (Indemnification) of the Term Loan Agreement is incorporated herein mutatis mutandis as if set forth herein in full.

SECTION 13. Acknowledgement and Reaffirmation. New Holdings, each Borrower and each Subsidiary Guarantor hereby (i) expressly acknowledges the terms of the Term Loan Agreement as amended hereby, (ii) to the extent party thereto or covered thereunder, ratifies and affirms after giving effect to this Incremental Amendment its obligations under the Financing Agreements (including guarantees, security agreements, mortgages and deeds of trusts) executed by New Holdings, the Borrowers and/or such Subsidiary Guarantor and (iii) to the extent applicable, after giving effect to this Incremental Amendment, acknowledges, renews and extends its continued liability under all such Financing Agreements and agrees such Financing Agreements remain in full force and effect. Without limiting the generality of the foregoing, New Holdings, as successor to Albertson’s Holdings LLC by merger, hereby agrees to all of the terms and provisions of the Credit Agreement and the other Financing Agreements applicable to it as a “Guarantor”, “Holdings”, and “Grantor” and New Holdings hereby affirms its grants and pledges to the Agent, for its benefit and for the benefit of the Secured Parties, as collateral security for the prompt payment and performance of the Obligations, a continuing security interest in and to and Lien on, all of its Collateral (as defined in the Security Agreement). Notwithstanding anything to the contrary in the Security Agreement, New Holdings shall be a party thereto as a “Grantor” upon execution of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ALBERTSONS COMPANIES, LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President and Chief Financial Officer

BORROWERS

ALBERTSON’S LLC

By:	/s/ Robert Dimond
	Name:	Robert Dimond
	Title:	Executive Vice President & Chief Financial Officer

NEW ALBERTSON’S, INC.

By:	/s/ James Perkins
	Name:	James Perkins
	Title:	President & Chief Operating Officer

SAFEWAY INC.

By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	Vice President & Treasurer

SPIRIT ACQUISITION HOLDINGS LLC UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Amendment No. 1

GUARANTORS

ABS FINANCE CO., INC.

ACME MARKETS, INC.

AMERICAN DRUG STORES LLC

AMERICAN PARTNERS, L.P.

AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC

AMERICAN STORES COMPANY, LLC

APLC PROCUREMENT, INC.

ASC MEDIA SERVICES, INC.

ASP REALTY, INC.

CLIFFORD W. PERHAM, INC.

JETCO PROPERTIES, INC.

JEWEL COMPANIES, INC.

JEWEL FOOD STORES, INC.

LUCKY STORES LLC

OAKBROOK BEVERAGE CENTERS, INC.

SHAW EQUIPMENT CORPORATION

SHAW’S REALTY CO.

SHAW’S SUPERMARKETS, INC.

SSM HOLDINGS COMPANY

STAR MARKETS COMPANY, INC.

STAR MARKETS HOLDINGS, INC.

WILDCAT MARKETS OPCO LLC

NAI SATURN EASTERN LLC

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Trustee

Signature Page to Amendment No. 1

FRESH HOLDINGS LLC

AMERICAN FOOD AND DRUG LLC

EXTREME LLC

NEWCO INVESTMENTS, LLC

NHI INVESTMENT PARTNERS, LP

AMERICAN STORES PROPERTIES LLC

JEWEL OSCO SOUTHWEST LLC

SUNRICH MERCANTILE LLC

ABS REAL ESTATE HOLDINGS LLC

ABS REAL ESTATE INVESTOR HOLDINGS LLC

ABS REAL ESTATE CORP.

ABS REAL ESTATE OWNER HOLDINGS LLC

ABS MEZZANINE I LLC

ABS TX INVESTOR GP LLC

ABS FLA INVESTOR LLC

ABS TX INVESTOR LP

ABS SW INVESTOR LLC

ABS RM INVESTOR LLC

ABS DFW INVESTOR LLC

ASP SW INVESTOR LLC

ABS TX LEASE INVESTOR GP LLC

ABS FLA LEASE INVESTOR LLC

ABS TX LEASE INVESTOR LP

ABS SW LEASE INVESTOR LLC

ABS RM LEASE INVESTOR LLC

ASP SW LEASE INVESTOR LLC

AFDI NOCAL LEASE INVESTOR LLC

ABS NOCAL LEASE INVESTOR LLC

ASR TX INVESTOR GP LLC

ASR TX INVESTOR LP

ABS REALTY INVESTOR LLC

ASR LEASE INVESTOR LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Real Estate Law

GOOD SPIRITS LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President

Signature Page to Amendment No. 1

ABS REALTY LEASE INVESTOR LLC

ABS MEZZANINE II LLC

ABS TX OWNER GP LLC

ABS FLA OWNER LLC

ABS TX OWNER LP

ABS TX LEASE OWNER GP LLC

ABS TX LEASE OWNER LP

ABS SW OWNER LLC

ABS SW LEASE OWNER LLC

LUCKY (DEL) LEASE OWNER LLC

SHORTCO OWNER LLC

ABS NOCAL LEASE OWNER LLC

LSP LEASE LLC

ABS RM OWNER LLC

ABS RM LEASE OWNER LLC

ABS DFW OWNER LLC

ASP SW OWNER LLC

ASP SW LEASE OWNER LLC

NHI TX OWNER GP LLC

EXT OWNER LLC

NHI TX OWNER LP

SUNRICH OWNER LLC

NHI TX LEASE OWNER GP LLC

ASR OWNER LLC

EXT LEASE OWNER LLC

NHI TX LEASE OWNER LP

ASR TX LEASE OWNER GP LLC

ASR TX LEASE OWNER LP

ABS MEZZANINE III LLC

ABS CA-O LLC

ABS CA-GL LLC

ABS ID-O LLC

ABS ID-GL LLC

ABS MT-O LLC

ABS MT-GL LLC

ABS NV-O LLC

ABS NV-GL LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Real Estate Law

Signature Page to Amendment No. 1

ABS OR-O LLC

ABS OR-GL LLC

ABS UT-O LLC

ABS UT-GL LLC

ABS WA-O LLC

ABS WA-GL LLC

ABS WY-O LLC

ABS WY-GL LLC

ABS CA-O DC1 LLC

ABS CA-O DC2 LLC

ABS ID-O DC LLC

ABS OR-O DC LLC

ABS UT-O DC LLC

ABS DFW LEASE OWNER LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Real Estate Law

Signature Page to Amendment No. 1

USM MANUFACTURING L.L.C. LLANO LOGISTICS, INC.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Vice President, Legal

Signature Page to Amendment No. 1

SAFEWAY NEW CANADA, INC.

SAFEWAY CORPORATE, INC.

SAFEWAY STORES 67, INC.

SAFEWAY DALLAS, INC.

SAFEWAY STORES 78, INC.

SAFEWAY STORES 79, INC.

SAFEWAY STORES 80, INC.

SAFEWAY STORES 85, INC.

SAFEWAY STORES 86, INC.

SAFEWAY STORES 87, INC.

SAFEWAY STORES 88, INC.

SAFEWAY STORES 89, INC.

SAFEWAY STORES 90, INC.

SAFEWAY STORES 91, INC.

SAFEWAY STORES 92, INC.

SAFEWAY STORES 96, INC.

SAFEWAY STORES 97, INC.

SAFEWAY STORES 98, INC.

SAFEWAY DENVER, INC.

SAFEWAY STORES 44, INC.

SAFEWAY STORES 45, INC.

SAFEWAY STORES 46, INC.

SAFEWAY STORES 47, INC.

SAFEWAY STORES 48, INC.

SAFEWAY STORES 49, INC.

SAFEWAY STORES 58, INC.

SAFEWAY SOUTHERN CALIFORNIA, INC.

SAFEWAY STORES 28, INC.

SAFEWAY STORES 42, INC.

SAFEWAY STORES 99, INC.

SAFEWAY STORES 71, INC.

SAFEWAY STORES 72, INC.

SSI – AK HOLDINGS, INC.

DOMINICK’S SUPERMARKETS, LLC

DOMINICK’S FINER FOODS, LLC

RANDALL’S FOOD MARKETS, INC.

SAFEWAY GIFT CARDS, LLC

SAFEWAY HOLDINGS I, LLC

GROCERYWORKS.COM, LLC

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 1

GROCERYWORKS.COM OPERATING COMPANY, LLC

THE VONS COMPANIES, INC.

STRATEGIC GLOBAL SOURCING, LLC

GFM HOLDINGS LLC

RANDALL’S HOLDINGS, INC.

SAFEWAY AUSTRALIA HOLDINGS, INC.

SAFEWAY CANADA HOLDINGS, INC.

AVIA PARTNERS, INC.

SAFEWAY PHILTECH HOLDINGS, INC.

CONSOLIDATED PROCUREMENT SERVICES, INC.

CARR-GOTTSTEIN FOODS CO.

SAFEWAY HEALTH INC.

LUCERNE FOODS, INC.

EATING RIGHT LLC

LUCERNE DAIRY PRODUCTS LLC

LUCERNE NORTH AMERICA LLC

O ORGANICS LLC

DIVARIO VENTURES LLC

CAYAM ENERGY, LLC

GFM HOLDINGS I, INC.

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 1

GENUARDI’S FAMILY MARKETS LP

By: GFM HOLDINGS LLC, its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 1

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura A. Donald
	Name:	Laura A. Donald
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 1

RANDALL’S MANAGEMENT COMPANY, INC. RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Steven Hanson
	Name:	Steve Hanson
	Title:	Vice President & Assistant Secretary

Signature Page to Amendment No. 1

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
	Name:	Elizabeth A. Harris
	Title:	Vice President & Secretary

Signature Page to Amendment No. 1

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

Signature Page to Amendment No. 1

CITIBANK, N.A., as the Incremental Term Lender and the Term B-5 Lender

By:	/s/ David Leland
Name: David Leland
Title: Vice President

Signature Page to Amendment No. 1